1Q 2025 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Year end 2024 Acreage and Undeveloped Location Update.............................................................................................	11

Definitions..........................................................................................................................................................................	12

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	13

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	14

Operating Margin...............................................................................................................................................................	15

Cash Operating Margin......................................................................................................................................................	16

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	17

Free Cash Flow..................................................................................................................................................................	18

Risk Factors.......................................................................................................................................................................	19

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
Shale Sales Volumes (Bcf)		126.0	115.6	110.8	111.7	119.4
CBM Sales Volumes (Bcf)		9.3	9.9	10.0	9.7	9.5
Other Sales Volumes (Bcf)		0.1	—	0.1	0.1	0.1

LIQUIDS*
NGLs Sales Volumes (Bcfe)		12.2	16.2	13.2	12.4	11.2
Oil and Condensate Sales Volumes (Bcfe)		0.2	0.2	0.4	0.1	0.2

TOTAL (Bcfe)		147.8	141.9	134.5	134.0	140.4

Average Daily Production (MMcfe)		1,642.3	1,543.1	1,461.8	1,472.5	1,542.4

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q1 2025 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA	Marcellus	4	-	9	11,885	-
	Utica	-	-	-	-	-

CPA	Marcellus	-	5	8	17,250	-
	Utica	1	3	2	12,390	1

Total		5	8	19		1

(1) Measured in lateral feet from perforation to perforation.

NATURAL GAS HEDGE VOLUMES AND PRICING(1)

	Q2 2025	2025	2026	2027	2028
NYMEX Hedges
Volumes (Bcf)	86.4	341.3	330.1	184.0	10.3
Average Prices ($/Mcf)	$3.29	$3.34	$3.49	$4.16	$4.13

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	34.3	137.6	103.2	133.5	-
Average Prices ($/Mcf)	$2.30	$2.35	$2.64	$3.30	-
Total Volumes Hedged (Bcf)(2)	120.7	478.9	433.3	317.4	10.3

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	120.1	478.9	433.3	317.4	10.3
Average Prices ($/Mcf)	$2.54	$2.60	$2.69	$3.28	$3.52

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	0.6	-	-	-	-
Average Prices ($/Mcf)	$3.29	-	-	-	-
Total Volumes Hedged (Bcf)(2)	120.7	478.9	433.3	317.4	10.3

Estimated Conversion Factor(4)	1.061	1.072	1.065	1.066	1.063

(1) Hedge positions as of 4/14/2025.
(2) Excludes basis hedges in excess of NYMEX hedges of 0.7 Bcf, 6.3 Bcf, 11.0 Bcf, 44.8 Bcf, and 17.2 Bcf for 2025, 2026, 2027, 2028, and 2029 respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q2 2025				CY2025

	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted
($/MMBtu)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)
NYMEX	91,683	$3.10	$3.58	($43,251)	365,938	$3.12	$3.76	($235,874)

Index	36,173	$2.16	$2.87	($25,727)	146,628	$2.19	$3.02	($121,379)

Basis:
Eastern Gas-South (DOM)	37,765	($0.72)	($0.76)	$1,334	149,970	($0.72)	($0.81)	$13,169
TCO Pool (TCO)	1,820	($0.87)	($0.63)	($432)	7,300	($0.87)	($0.66)	($1,502)
Michcon (NMC)	7,280	($0.24)	($0.31)	$532	29,200	($0.24)	($0.42)	$5,204
TETCO M2 (TMT)	—	—	—	—	900	$0.64	($0.20)	$402
TETCO M2 (BM2)	28,665	($0.91)	($0.79)	($3,461)	114,975	($0.91)	($0.80)	($12,433)
Transco Zone 5 South (T5B)	2,275	$0.92	($0.23)	$1,486	7,615	$0.98	$0.27	$2,244
Total Financial Basis Hedges	77,805			($542)	309,960			$7,086

Total Projected Realized Loss				($69,520)				($350,167)

Note: Forward market prices, hedged volumes, and hedge prices are as of 4/14/2025. Anticipated hedging activity is not included in projections.
(1) April 2025 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q1 2025	Q4 2024	Q3 2024	Q2 2024	Q1 2024
Realized (Loss) Gain	($110)	$21	$95	$110	$55
Unrealized Loss	($418)	($304)	($6)	($96)	($47)
(Loss) Gain on Commodity Derivative Instruments	($528)	($283)	$89	$14	$8

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
Natural Gas, NGL and Oil Revenue	$551,094	$364,413	$259,459	$236,233	$325,972
(Loss) Gain on Commodity Derivative Instruments	(528,220)	(282,992)	88,964	14,095	7,528
Purchased Gas Revenue	11,550	6,855	27,306	11,029	14,277
Other Revenue and Operating Income	47,964	48,301	48,484	60,086	36,776
Total Revenue and Other Operating Income	82,388	136,577	424,213	321,443	384,553
Costs and Expenses:
Operating Expense
Lease Operating Expense	23,333	17,848	17,253	17,819	17,726
Transportation, Gathering and Compression	95,159	97,586	96,274	91,709	96,651
Production, Ad Valorem, and Other Fees	7,273	6,646	6,646	6,638	7,624
Depreciation, Depletion and Amortization	127,062	128,336	121,227	117,541	118,650
Exploration and Production Related Other Costs	2,082	1,835	1,935	2,364	2,312
Purchased Gas Costs	11,209	6,699	26,594	10,371	13,584
Selling, General, and Administrative Costs	39,013	43,542	32,498	32,025	37,671
Other Operating Expense	14,080	20,576	16,462	21,077	24,633
Total Operating Expense	319,211	323,068	318,889	299,544	318,851
Other Expense
Other Expense	3,947	4,539	(4,590)	(676)	(5,399)
(Gain) Loss on Asset Sales and Abandonments, net	(9,583)	(33,627)	(10,570)	(814)	20,296
(Gain) Loss on Debt Extinguishment	—	—	—	(2)	7,045
Interest Expense	41,612	36,596	37,923	38,634	37,441
Total Other Expense	35,976	7,508	22,763	37,142	59,383
Total Costs and Expenses	355,187	330,576	341,652	336,686	378,234
(Loss) Earnings Before Income Tax	(272,799)	(193,999)	82,561	(15,243)	6,319
Income Tax (Benefit) Expense	(75,084)	(49,375)	17,021	3,018	(532)
Net (Loss) Income	($197,715)	$(144,624)	$65,540	$(18,261)	$6,851

(Loss) Earnings per Share
Basic	$(1.34)	$(0.97)	$0.44	$(0.12)	$0.04
Diluted	$(1.34)	$(0.97)	$0.37	$(0.12)	$0.04

Weighted-Average Shares Outstanding	Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
Weighted-Average Shares of Common Stock Outstanding	147,778,141	148,946,949	150,342,177	152,608,500	153,364,652
Effect of Diluted Shares*^	—	—	28,771,284	—	2,787,069
Weighted-Average Diluted Shares of Common Stock Outstanding	147,778,141	148,946,949	179,113,461	152,608,500	156,151,721

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards and the potential share settlement impact related to CNX's Convertible Notes are antidilutive.

^The Convertible Notes were not included in the computation of diluted income per share in the three months ended March 31, 2024 as the effect of including these shares in the calculation would have been anti-dilutive (See Note 2 - Earnings Per Share in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s quarterly report on Form 10-Q for the period ended March 31, 2024).

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	31-Mar-25	31-Dec-24	30-Sep-24	30-Jun-24	31-Mar-24
ASSETS
Current Assets:
Cash and Cash Equivalents	$2,615	$17,198	$1,310	$3,923	$1,988
Restricted Cash	10,272	37,875	—	—	—
Accounts and Notes Receivable
Trade, net	246,765	179,547	101,788	108,091	91,093
Other Receivables, net	51,560	17,859	50,597	38,404	43,604
Supplies Inventories	27,591	14,572	12,965	14,505	14,368
Derivative Instruments	68,860	87,925	147,020	186,429	290,171
Prepaid Expenses	17,767	15,659	19,259	17,195	19,218
Total Current Assets	425,430	370,635	332,939	368,547	460,442
Property, Plant and Equipment:
Property, Plant and Equipment	13,667,826	13,037,948	12,907,324	12,799,473	12,662,876
Less—Accumulated Depreciation, Depletion and Amortization	5,771,499	5,653,837	5,533,957	5,415,933	5,301,316
Total Property, Plant and Equipment—Net	7,896,327	7,384,111	7,373,367	7,383,540	7,361,560
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	85,666	98,713	103,692	112,414	125,821
Derivative Instruments	165,908	160,183	228,883	241,384	223,941
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	62,247	63,885	65,524	67,162	68,800
Other Non-Current Assets	87,817	111,062	110,330	106,593	92,764
Total Other Non-Current Assets	724,952	757,157	831,743	850,867	834,640
TOTAL ASSETS	$9,046,709	$8,511,903	$8,538,049	$8,602,954	$8,656,642
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$144,376	$123,249	$120,125	$126,192	$163,016
Derivative Instruments	770,980	354,621	185,795	156,541	117,400
Current Portion of Finance Lease Obligations	4,335	4,236	2,576	2,534	1,897
Current Portion of Long-Term Debt	328,300	327,766	327,236	326,710	326,187
Current Portion of Operating Lease Obligations	50,082	51,474	49,033	51,329	51,986
Other Accrued Liabilities	284,820	261,232	207,972	230,047	213,616
Total Current Liabilities	1,582,893	1,122,578	892,737	893,353	874,102
Non-Current Liabilities:
Long-Term Debt	2,353,350	1,838,234	1,957,655	1,955,433	1,942,508
Finance Lease Obligations	20,304	21,040	10,270	10,710	5,419
Operating Lease Obligations	37,834	49,519	57,493	64,777	77,162
Derivative Instruments	439,769	429,533	369,569	451,743	475,589
Deferred Income Taxes	604,526	696,136	745,735	728,297	724,643
Asset Retirement Obligations	124,253	119,189	104,921	105,321	105,527
Other Non-Current Liabilities	113,006	137,644	142,954	142,675	142,372
Total Non-Current Liabilities	3,693,042	3,291,295	3,388,597	3,458,956	3,473,220
TOTAL LIABILITIES	5,275,935	4,413,873	4,281,334	4,352,309	4,347,322
Stockholders' Equity:
Common Stock	1,456	1,490	1,494	1,516	1,534
Capital in Excess of Par Value	2,324,116	2,348,959	2,348,061	2,363,053	2,373,114
Preferred Stock	—	—	—	—	—
Retained Earnings	1,450,844	1,753,293	1,914,218	1,893,215	1,941,892
Accumulated Other Comprehensive Loss	(5,642)	(5,712)	(7,058)	(7,139)	(7,220)
TOTAL STOCKHOLDERS' EQUITY	3,770,774	4,098,030	4,256,715	4,250,645	4,309,320
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$9,046,709	$8,511,903	$8,538,049	$8,602,954	$8,656,642

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
Net (Loss) Income	($197,715)	($144,624)	$65,540	($18,261)	$6,851
Depreciation, Depletion and Amortization	127,062	128,336	121,227	117,541	118,650
Amortization of Deferred Financing Costs	2,668	2,623	2,612	3,711	2,399
Stock-Based Compensation	8,816	4,346	4,192	4,179	7,374
(Gain) Loss on Asset Sales and Abandonments, net	(9,583)	(33,627)	(10,570)	(814)	20,296
(Gain) Loss on Debt Extinguishment	—	—	—	(2)	7,045
Loss (Gain) on Commodity Derivative Instruments	528,220	282,992	(88,964)	(14,095)	(7,528)
(Gain) Loss on Other Derivative Instruments	—	—	—	(112)	1,211
Net Cash (Paid) Received in Settlement of Commodity Derivative Instruments	(88,285)	73,592	87,955	115,799	30,593
Deferred Income Taxes	(91,636)	(50,060)	17,408	3,624	(4,841)
Other	1,097	344	494	457	50
Changes in Operating Assets:
Accounts and Notes Receivable	(72,103)	(43,986)	(1,963)	(13,226)	(821)
Supplies Inventories	(13,019)	(1,606)	1,539	(137)	5,478
Prepaid Expenses	(2,108)	3,600	(2,064)	2,023	(4,234)
Changes in Other Assets	23,277	(748)	(789)	(180)	(45,367)
Changes in Operating Liabilities:
Accounts Payable	13,396	454	(2,864)	(24,850)	23,066
Accrued Interest	(14,419)	16,710	(18,010)	17,488	(14,603)
Other Operating Liabilities	24,565	34,075	(5,934)	(1,740)	(5,401)
Changes in Other Liabilities	(24,577)	(3,624)	342	361	44,847
Net Cash Provided by Operating Activities	215,656	268,797	170,151	191,766	185,065

Cash Flows from Investing Activities:
Capital Expenditures	(131,465)	(105,495)	(114,737)	(151,916)	(168,184)
Proceeds from Asset Sales	16,630	36,582	8,141	7,487	8,524
Investments in Equity Affiliates	(1,163)	(1,309)	(3,452)	(110)	—
Apex Acquisition (Net of Cash Acquired)	(517,599)	—	—	—	—
Net Cash Used in Investing Activities	(633,597)	(70,222)	(110,048)	(144,539)	(159,660)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	—	—	—	—	(356,504)
Proceeds from CNXM Revolving Credit Facility Borrowings	92,250	71,700	70,750	50,600	72,200
Repayments of CNXM Revolving Credit Facility Borrowings	(85,600)	(82,300)	(90,750)	(95,300)	(86,000)
Proceeds from CNX Revolving Credit Facility Borrowings	772,950	194,800	306,000	292,300	341,400
Repayments of CNX Revolving Credit Facility Borrowings	(463,350)	(304,600)	(284,750)	(235,300)	(318,450)
Proceeds from Issuance of CNX Senior Notes	198,500	—	—	—	395,000
Payments on Other Debt	(960)	(686)	(639)	(597)	(487)
Proceeds from Issuance of Common Stock	820	1,481	170	929	109
Shares Withheld for Taxes	(13,086)	(98)	(303)	(48)	(17,830)
Purchases of Common Stock	(125,138)	(25,005)	(62,996)	(44,381)	(51,821)
Debt Issuance and Financing Fees	(631)	(104)	(198)	(13,495)	(1,477)
Net Cash Provided by (Used in) Financing Activities	375,755	(144,812)	(62,716)	(45,292)	(23,860)
Net (Decrease) Increase in Cash, Cash Equivalents and Restricted Cash	(42,186)	53,763	(2,613)	1,935	1,545
Cash, Cash Equivalents and Restricted Cash at Beginning of Period	55,073	1,310	3,923	1,988	443
Cash, Cash Equivalents and Restricted Cash at End of Period	$12,887	$55,073	$1,310	$3,923	$1,988

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2025E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	27%	($0.81)
ETNG Mainline	4%	$0.27
TCO Pool	25%	($0.66)
TETCO ELA & WLA	4%	($0.11)
TETCO M3	5%	($0.20)
TETCO M2	20%	($0.80)
Michcon	8%	($0.42)
Physical basis sales	8%	($0.09)
Weighted Average Basis	100%	($0.59)

NYMEX		$3.76
Weighted Average Basis (Not considering hedging)		($0.59)
Realized Price (per MMBtu)		$3.17
Conversion Factor (MMBtu/Mcf)		1.072
Realized Price Before Financial Hedging (per Mcf)		$3.40

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Reflects actual realized basis for three months ended March 31; April - December forward market basis prices as of 4/14/2025.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
Average Sales Price - Natural Gas	$3.66	$2.41	$1.73	$1.60	$2.17
Average Gain on Natural Gas Commodity Derivative Instruments - Cash Settlement	($0.81)	$0.17	$0.78	$0.91	$0.42
Average Sales Price - Oil and Condensate*	$9.61	$9.59	$10.31	$11.00	$10.68
Average Sales Price - NGLs*	$4.42	$3.64	$3.50	$3.28	$3.99

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.99	$2.72	$2.63	$2.58	$2.71

Lease Operating Expense (LOE)	$0.16	$0.13	$0.13	$0.13	$0.13
Production, Ad Valorem, and Other Fees	$0.05	$0.05	$0.05	$0.05	$0.06
Transportation, Gathering and Compression	$0.64	$0.69	$0.72	$0.68	$0.69
Depreciation, Depletion and Amortization (DD&A)	$0.83	$0.86	$0.86	$0.85	$0.81
Total Natural Gas, NGL and Oil Production Costs	$1.68	$1.73	$1.76	$1.71	$1.69

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.85	$0.87	$0.90	$0.86	$0.88
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$2.14	$1.85	$1.73	$1.72	$1.83

Fully Burdened Cash Costs, before DD&A(1)	$1.11	$1.22	$1.11	$1.03	$1.20
Fully Burdened Cash Margin, before DD&A	$1.88	$1.50	$1.52	$1.55	$1.51

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash expense (income), other revenue and operating income, and cash interest expense. Q1 2025, Q4 2024 Q3 2024, Q2, 2024 and Q1 2024 total fully burdened cash costs exclude a (gain)/loss on asset sales of $0.06 per Mcfe, ($0.24) per Mcfe, ($0.08) per Mcfe, $0.01 per Mcfe and $0.15 per Mcfe, respectively. Q1 2025, Q4 2024, Q3 2024, Q2 2024 and Q1 2024 exclude unrealized losses on interest rate swaps and noncash amortization of $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe,$0.03 per Mcfe and $0.03 per Mcfe, respectively. Q1 2025, Q4 2024, Q3 2024, Q2 2024 and Q1 2024, exclude loss on debt extinguishment and inventory adjustments of $0.01 per Mcfe, $0.00 per Mcfe, $0.01 per Mcfe, $0.00 per Mcfe and $0.06 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
NYMEX Natural Gas ($/MMBtu)	$3.65	$2.79	$2.16	$1.89	$2.24
Average Differential	(0.26)	(0.54)	(0.56)	(0.41)	(0.25)
BTU Conversion (MMBtu/Mcf)*	0.26	0.16	0.13	0.12	0.18
(Loss) Gain on Commodity Derivative Instruments-Cash Settlement	(0.80)	0.18	0.78	0.91	0.42
Realized Natural Gas Price per Mcf	$2.86	$2.59	$2.51	$2.51	$2.59
*Conversion factor	1.08	1.07	1.09	1.08	1.09

GUIDANCE
	PREVIOUS			UPDATED
($ in millions)	2025E			2025E
	Low		High	Low		High
Production Volumes (Bcfe)	605	-	620	605	-	620
% Liquids	~7%	‘-	~8%	~7%	‘-	~8%
% of Natural Gas Hedged	85%			85%

Prices on Open Volumes(2)
Natural Gas NYMEX ($/MMBtu)	$3.86			$3.76
Natural Gas Differential ($/MMBtu)	($0.54)			($0.59)
NGL Realized Price ($/Bbl)	~$21.75			~$20.00

($ in millions)
Adjusted EBITDAX(3)	$1,225	-	$1,275	$1,225	-	$1,275

Capital Expenditures
Drilling & Completions (D&C)	$300	-	$325	$300	-	$325
Non-D&C	$145	-	$165	$145	-	$165
Discretionary Capital	$5	-	$10	$5	-	$10
Total Capital Expenditures	$450	-	$500	$450	-	$500

Environmental Attributes Sales Free Cash Flow (FCF) Impact(3)	~$75			~$75

($ in millions)
Free Cash Flow (FCF)(3)(4)(6)	~$575			~$575
FCF Per Share(3)(4)(5)	~$3.85			~$3.97

(1) Apex Energy acquisition closed on 1/27/2025. Apex Energy guidance reflects 11 months of consolidated activity.
(2) Forward market prices for 2025 guidance as of 4/14/2025.
(3) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions.
(4) Total FCF guidance includes approximately $30 million in expected asset sales in 2025.
(5) Previous guidance for 2025 FCF per share based on shares outstanding of 149,247,242, as of 1/8/2025. Updated guidance for 2025 FCF per share based on shares outstanding of 144,722,731, as of 4/14/2025.
(6) Excludes $518 million Apex Energy acquisition.

2025E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	13	12,850
	Utica	-	-

CPA	Marcellus	13	15,600
	Utica	8	12,300

Total		34

(1) Measured in lateral feet from perforation to perforation.

YEAR END 2024 ACREAGE AND UNDEVELOPED LOCATION UPDATE

YE2023 MARCELLUS ACREAGE				YE2024 MARCELLUS ACREAGE
SWPA	Central	Greater	TOTAL SWPA	SWPA	Central	Greater	TOTAL SWPA
Total Net Acres	107,600	27,100	134,700	Total Net Acres	108,000	26,600	134,600
Net Developed Acres	60,900	3,600	64,500	Net Developed Acres	66,800	3,600	70,400
Net Undeveloped Acres	46,700	23,500	70,200	Net Undeveloped Acres	41,200	23,000	64,200
WV	SHR/PENS	East	TOTAL WV	WV	SHR/PENS	East	TOTAL WV
Total Net Acres	14,900	10,900	85,100	Total Net Acres	14,300	10,900	83,900
Net Developed Acres	10,900	800	11,700	Net Developed Acres	10,900	800	11,700
Net Undeveloped Acres	4,000	10,100	73,400	Net Undeveloped Acres	3,400	10,100	72,200
CPA	South	North	TOTAL CPA	CPA	South	North	TOTAL CPA
Total Net Acres	110,400	86,900	297,600	Total Net Acres	112,500	87,200	301,000
Net Developed Acres	8,000	1,000	9,000	Net Developed Acres	6,400	1,000	7,300
Net Undeveloped Acres	102,400	85,900	288,600	Net Undeveloped Acres	106,100	86,200	293,700
OH			TOTAL OH	OH			TOTAL OH
Total Net Acres			10,000	Total Net Acres			8,300
Net Developed Acres			200	Net Developed Acres			200
Net Undeveloped Acres			9,800	Net Undeveloped Acres			8,100
Total Net Acres			527,400	Total Net Acres			527,800

YE2023 UTICA ACREAGE				YE2024 UTICA ACREAGE
SWPA	Central	Greater	TOTAL SWPA	SWPA	Central	Greater	TOTAL SWPA
Total Net Acres	116,200	56,500	172,700	Total Net Acres	113,900	56,000	169,800
Net Developed Acres	8,200	—	8,200	Net Developed Acres	8,200	—	8,200
Net Undeveloped Acres	108,000	56,500	164,500	Net Undeveloped Acres	105,700	56,000	161,600
WV	SHR/PENS	East	TOTAL WV	WV	SHR/PENS	East	TOTAL WV
Total Net Acres	12,100	84,600	134,300	Total Net Acres	11,600	84,300	133,600
Net Developed Acres	—	—	—	Net Developed Acres	—	—	—
Net Undeveloped Acres	12,100	84,600	134,300	Net Undeveloped Acres	11,600	84,300	133,600
CPA	South	North	TOTAL CPA	CPA	South	North	TOTAL CPA
Total Net Acres	111,000	86,700	236,400	Total Net Acres	113,800	86,900	238,800
Net Developed Acres	2,500	200	2,700	Net Developed Acres	3,400	200	3,600
Net Undeveloped Acres	108,500	86,500	233,700	Net Undeveloped Acres	110,400	86,700	235,200
OH	Dry		TOTAL OH	OH	Dry		TOTAL OH
Total Net Acres	15,500		63,400	Total Net Acres	15,600		63,500
Net Developed Acres	13,200		13,200	Net Developed Acres	13,200		13,200
Net Undeveloped Acres	2,300		50,200	Net Undeveloped Acres	2,400		50,300
Total Net Acres			606,800	Total Net Acres			605,700

Note: Acres by type curve area do not equal total acres because some CNX-controlled acres fall outside of identified type curve areas. The table includes results of leasing activity and expirations; and future development, lateral lengths and inter-lateral spacing, will ultimately vary as the assets are developed.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income (Loss) is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash, cash equivalents, and restricted cash. Adjusted Net Debt is defined as total long-term debt plus the historical impact of recent accounting pronouncement, minus cash, cash equivalents, and restricted cash. Free Cash Flow (FCF) is defined as net cash provided by operating activities minus capital expenditures plus proceeds from asset sales and minus investments in equity affiliates.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX and FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2024 Annual Report on Form 10-K as filed with the SEC on February 11, 2025). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
Total Revenue and Other Operating Income	$82	$138	$424	$321	$384
(Deduct) Add:
Purchased Gas Revenue	(11)	(7)	(27)	(11)	(14)
Unrealized Loss on Commodity Derivative Instruments	418	304	6	96	47
Other Revenue and Operating Income	(48)	(49)	(49)	(60)	(36)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$441	$386	$354	$346	$381

Total Operating Expense	$319	$323	$319	$299	$319
(Deduct) Add:
Depreciation, Depletion and Amortization (DD&A) - Corporate	(6)	(3)	(4)	(4)	(5)
Exploration and Production Related Other Costs	(2)	(2)	(2)	(2)	(2)
Purchased Gas Costs	(11)	(7)	(27)	(10)	(13)
Selling, General and Administrative Costs	(39)	(43)	(33)	(32)	(38)
Other Operating Expense	(14)	(22)	(16)	(21)	(24)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$247	$246	$237	$230	$237
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
Net (Loss) Income	($198)	($145)	$66	($18)	$7
Interest Expense	42	37	37	39	37
Interest Income	—	(2)	—	—	—
Income Tax (Benefit) Expense	(75)	(50)	17	3	—
(Loss) Earnings Before Interest & Taxes (EBIT)	(231)	(160)	120	24	44
Depreciation, Depletion & Amortization	127	129	121	117	119
Exploration Expense	2	2	2	2	2
(Loss) Earnings Before Interest, Taxes, DD&A and Exploration (EBITDAX)	($102)	($29)	$243	$143	$165
Adjustments:
Unrealized Loss on Commodity Derivative Instruments	418	304	6	96	47
Loss on Non-Core Asset Sale	—	—	—	—	26
Stock-Based Compensation	9	5	4	4	7
Loss on Debt Extinguishment	—	—	—	—	7
Virginia Flood Expense	—	—	—	(1)	—
Total Pre-tax Adjustments	427	309	10	99	87
Adjusted EBITDAX	$325	$280	$253	$242	$252

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
Net (Loss) Income from EBITDAX Reconciliation	($198)	($145)	$66	($18)	$7
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	427	309	10	99	87
Tax Effect of Adjustments	(113)	(79)	(3)	(26)	(23)
Adjusted Net Income	$116	$85	$73	$55	$71

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized loss on commodity derivative instruments.

(Dollars in millions)	Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
Total Revenue and Other Operating Income	$82	$138	$424	$321	$384

Net (Loss) Income	($198)	($145)	$66	($18)	$7
Interest Expense	42	37	37	39	37
Interest Income	—	(2)	—	—	—
Income Tax (Benefit) Expense	(75)	(50)	17	3	—
(Loss) Earnings Before Interest & Taxes (EBIT)	(231)	(160)	120	24	44
Depreciation, Depletion & Amortization	127	129	121	117	119
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($104)	($31)	$241	$141	$163
Adjustments:
Unrealized Loss on Commodity Derivative Instruments	$418	$304	$6	$96	$47
Total Adjustments	$418	$304	$6	$96	$47

Total Revenue and Other Operating Income Minus Unrealized Loss on Commodity Derivative Instruments	$500	$442	$430	$417	$431
Adjusted EBIT	$187	$144	$126	$120	$91
Operating Margin	37%	33%	29%	29%	21%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized loss (gain) on commodity derivative instruments, stock based compensation and the other discrete items listed below.

(Dollars in millions)	Q1-2025	Q4-2024	Q3-2024	Q2-2024	Q1-2024
Total Revenue and Other Operating Income	$82	$138	$424	$321	$384

Net (Loss) Income	($198)	($145)	$66	($18)	$7
Interest Expense	42	37	37	39	37
Interest Income	—	(2)	—	—	—
Income Tax (Benefit) Expense	(75)	(50)	17	3	—
(Loss) Earnings Before Interest & Taxes (EBIT)	(231)	(160)	120	24	44
Depreciation, Depletion & Amortization	127	129	121	117	119
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($104)	($31)	$241	$141	$163
Adjustments:
Unrealized Loss on Commodity Derivative Instruments	$418	$304	$6	$96	$47
Loss on Non-Core Asset Sale	—	—	—	—	26
Stock-Based Compensation	9	5	4	4	7
Virginia Flood Expense	—	—	—	(1)	—
Loss on Debt Extinguishment	—	—	—	—	7
Total Adjustments	$427	$309	$10	$99	$87

Total Revenue and Other Operating Income Minus Unrealized Loss on Commodity Derivative Instruments	$500	$442	$430	$417	$431
Adjusted EBITDA	$323	$278	$251	$240	$250
Cash Operating Margin	65%	63%	58%	58%	58%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash, cash equivalents, and restricted cash on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash, cash equivalents, and restricted cash.
Adjusted Net Debt: Total long-term debt, plus the historical impact of accounting pronouncement, minus cash, cash equivalents, and restricted cash.

(Dollars in millions)
Net Debt	31-Mar-25	31-Dec-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,682	$2,166	$2,214	$2,206	$2,214	$2,424	$2,600
Less: Cash, Cash Equivalents, and Restricted Cash	13	55	—	21	4	22	156
Net Debt	$2,669	$2,111	$2,214	$2,185	$2,210	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	31-Mar-25	31-Dec-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,682	$2,166	$2,214	$2,206	$2,214	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	—	82	98	101
Less: Cash, Cash Equivalents, and Restricted Cash	13	55	—	21	4	22	156
Adjusted Net Debt	$2,669	$2,111	$2,214	$2,185	$2,292	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 12 - Long-Term Debt in the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX’s December 31, 2022 Form 10-K for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	30-Jun-24	30-Sep-24	31-Dec-24	31-Mar-25	31-Mar-25
Net (Loss) Income	($18)	$66	($145)	($198)	($295)
Interest Expense	39	37	37	42	155
Interest Income	—	—	(2)	—	(2)
Income Tax Expense (Benefit)	3	17	(50)	(75)	(105)
Earnings (Loss) Before Interest & Taxes (EBIT)	24	120	(160)	(231)	(247)
Depreciation, Depletion & Amortization	117	121	129	127	494
Exploration Expense	2	2	2	2	8
Earnings (Loss) Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	143	243	(29)	(102)	255
Adjustments:
Unrealized Loss on Commodity Derivative Instruments	96	6	304	418	824
Stock Based Compensation	4	4	5	9	22
Virginia Flood Expense	(1)	—	—	—	(1)
Total Pre-tax Adjustments	99	10	309	427	845
Adjusted EBITDAX TTM	$242	$253	$280	$325	$1,100

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Net cash provided by operating activities minus capital expenditures plus proceeds from asset sales and minus investments in equity affiliates.

2025 Free Cash Flow
(Dollars in millions)	Q1-2025
Net Cash Provided by Operating Activities	$216
Capital Expenditures	(131)
Proceeds from Asset Sales	16
Investments in Equity Affiliates	(1)
Free Cash Flow	$100

2024 Free Cash Flow
(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024
Net Cash Provided by Operating Activities	$269	$170	$192	$185	$816
Capital Expenditures	(105)	(115)	(152)	(168)	(540)
Proceeds from Asset Sales	37	8	7	8	60
Investments in Equity Affiliates	(2)	(3)	—	—	(5)
Free Cash Flow	$199	$60	$47	$25	$331

2023 Free Cash Flow
(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023
Net Cash Provided by Operating Activities	$161	$206	$199	$248	$814
Capital Expenditures	(107)	(206)	(196)	(170)	(679)
Proceeds from Asset Sales	8	19	132	11	170
Free Cash Flow	$62	$19	$135	$89	$305

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions “Cautionary Statement Regarding Forward-looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (SEC), as supplemented by our quarterly reports on Form 10-Q, and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; local, regional and national economic conditions and the impact they may have on our customers; events beyond our control, including a global or domestic health crisis or global instability; our operations and national and global economic conditions, generally; conditions in the oil and gas industry; the financial condition of our customers; any nonperformance by customers of their contractual obligations; changes in customer, employee or supplier relationships; ability to quality for environmental attribute credits and the volatility of environmental attribute markets; and changes in safety, health, environmental and other regulations.